SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2004
         ---------------------------------------------------------------

                             IMS HEALTH INCORPORATED
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   001-14049             06-1506026
           -----------------------------------------------------------
          (State of           (Commission File Number)      (IRS Employer
          incorporation)                                  Identification No.)

                  1499 Post Road
                  Fairfield, Connecticut                  06824
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (203) 319-4700
                                  -------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

         The following exhibit is furnished as part of this report:

         Exhibit Number                     Description
         --------------                     -----------

         99.1                               Press Release dated July 20, 2004

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 20, 2004, IMS Health Incorporated issued a press release regarding financial results for its 2004 second quarter, ending June 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMS HEALTH INCORPORATED

                                By:    /s/ Robert H. Steinfeld
                                ------------------------------
                                Name:  Robert H. Steinfeld
                                Title: Senior Vice President, General Counsel
                                       and Corporate Secretary

Date:  July 20, 2004



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                                  EXHIBIT INDEX


         Exhibit Number                     Description
         --------------                     -----------

         99.1                               Press Release dated July 20, 2004